AMENDMENT TO WARRANT NO. B-1

Amendment dated as of June 13, 2007 to the Warrant No. B-1 (the “Warrant”) dated June 16, 2006 issued by Document Security Systems, Inc. (the “Company”) to International Barcode Corporation (the “Holder”).

WITNESSETH

WHEREAS, the Company and the Holder desire to modify the terms and conditions of the Warrant on the terms set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

The Expiration Date (as defined in the Warrant) is hereby changed from 6:00 PM (Eastern Time) June 16, 2007 to 6:30PM (Eastern Time) December 31, 2007.

All of the other terms and conditions of the Warrant remain unchanged by this Amendment to Warrant No. B-1.

IN WITNESS WHEREOF, each of the Company and the Holder have caused this Amendment to Warrant No. B-1 to be executed by its duly authorized officer as of the date first above written.

DOCUMENT SECURITY SYSTEMS, INC.

By:
Name: Patrick White
Title: Chief Executive Officer

INTERNATIONAL BARCODE CORPORATION

By:
Name: Cary Bunin
Title: Chief Executive Officer